UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 19, 2024, Daré Bioscience, Inc. (“Daré,” “we,” “us,” “our” or the “Company”) issued a press release announcing that it regained compliance with The Nasdaq Capital Market’s continued listing requirements. A copy of the press release is furnished as an exhibit to this report.

The information in this Item 7.01, including Exhibit 99.1 to this report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

As previously disclosed, the Company was previously granted a temporary exception by the Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) to regain compliance with the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market set forth in Nasdaq Listing Rule 5550(a)(2). As required by the temporary exception granted by the Panel, the closing bid price of the Company’s common stock was $1.00 per share or greater for a minimum of ten consecutive trading sessions prior to July 16, 2024.

On July 18, 2024, the Company was notified by letter from the Nasdaq Office of General Counsel that the Company regained compliance with Nasdaq Listing Rule 5550(a)(2) and the matter is now closed.

The Company is continuing activities to support progressing toward its Phase 3 pivotal studies of Sildenafil Cream, 3.6%, for the treatment of female sexual arousal disorder, for which there are currently no U.S. Food and Drug Administration (“FDA”)-approved treatments. The Company continues to await expected additional feedback from the FDA on its proposed primary and secondary patient reported outcome endpoints for the Phase 3 pivotal studies of Sildenafil Cream, as well as additional information on data that may be needed in a new drug application (“NDA”) submission to appropriately qualify any ingredient (other than sildenafil) for the vaginal route of administration, and for clarification on the safety database (size and duration exposure) that the FDA will require for an NDA submission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued on July 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: July 19, 2024	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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